Exhibit 10.2

THIRD AMENDMENT TO AMENDED AND RESTATED FACILITY AGREEMENT
This THIRD AMENDMENT TO AMENDED AND RESTATED FACILITY AGREEMENT (this “Amendment”) is entered into as of May 31, 2019, by and among ENDOLOGIX, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto and Deerfield Private Design Fund IV, L.P., as agent for itself and the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the other Loan Parties party thereto, Agent and the Lenders party thereto are parties to that certain Amended and Restated Facility Agreement dated as of August 9, 2018 (as amended, restated, supplemented or otherwise modified from time to time, including by that certain First Amendment to Amended and Restated Facility Agreement, dated as of November 20, 2018, and that certain Second Amendment to Amended and Restated Facility Agreement and First Amendment to Amended and Restated Guaranty and Security Agreement, dated as of March 30, 2019, in each case by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and Agent, the “Facility Agreement”);
WHEREAS, the Borrower has requested that Agent and the Lenders amend certain provisions of the Facility Agreement in existence prior to giving effect to this Amendment to permit, to the extent set forth in Section 2 hereof, the entering into and performance of the license agreement described on Schedule I hereto (the “Subject License”) in connection with the settlement of a legal proceeding (“the Settlement”), and, subject to the satisfaction of the conditions set forth herein, Agent and the Lenders are willing to do so, on the terms set forth herein; and
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Amended Facility Agreement.
SECTION 2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Facility Agreement is hereby amended as follows:
(a) Section 1.1 of the Facility Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:
“Third Amendment” means that certain Third Amendment to Amended and Restated Facility Agreement, dated as of May 31, 2019, by and among the Borrower, the Lenders party thereto and Agent.
(b) Section 3.1(n) of the Facility Agreement is hereby amended by amending and restating the last sentence thereof to read as follows:
Other than as set forth (x) in Section 3.b. of the Perfection Certificate dated as of (and delivered by the Loan Parties on) the Agreement Date and (y) on Schedule I to the Third Amendment, no Loan Party is a party to, or bound by, any options, licenses, franchise or other agreements, written or oral, relating to trademarks, patents, copyrights, other know-how or IP (or granting

Exhibit 10.2

any right, title or interest in or to any IP) that require annual payments in excess of $25,000 individually.
SECTION 3. [Intentionally Omitted].
SECTION 4. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)    the execution and delivery of this Amendment by Borrower, each other Loan Party, Agent and the Required Lenders in form and substance reasonably satisfactory to the Agent and the Lenders;
(b)    the representations and warranties in Section 5 of this Amendment being true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties are true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date);
(c)    no Default or Event of Default has occurred or is continuing (or would result after giving effect to the transactions contemplated by this Amendment and the ABL Amendment (as defined below);
(d)    the receipt in cash by the Secured Parties of the payment of all fees, costs and expenses incurred thereby on or prior to the date of this Amendment that are required to be reimbursed pursuant to Section 6.3 of the Facility Agreement or Section 6 of this Amendment and all other fees, costs and expenses incurred in connection with this Amendment (and the transactions contemplated hereby) by the Secured Parties (including, in each case, all attorneys’ fees of the Secured Parties and any estimates of post-closing fees, costs and expenses (including all attorneys’ fees) expected to be incurred by the Secured Parties in connection with this Amendment);
(e)    the receipt by the Agent and the Lenders of a fully executed copy of a corresponding amendment to the ABL Credit Facility in form and substance reasonably satisfactory to the Agent and the Lenders (the “ABL Amendment”);
(f)    the receipt by the Agent and the Lenders of an execution copy of the Subject License in form and substance satisfactory to the Agent and the Lenders; and
(g)    the receipt by the Agent and the Lenders of all other documents, agreements, instruments and other information requested by the Agent or any Lender.
SECTION 5. Representations and Warranties. Each Loan Party party hereto hereby represents and warrants to Agent and each Lender as follows as of the date hereof:
(a)    Each Loan Party is validly existing as a corporation, limited liability company or limited partnership, as applicable, and is in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable. Each Loan Party (i) has full power and authority (and all governmental licenses, authorizations, permits (including all Regulatory Required Permits), consents and approvals) to (A) own its properties and conduct its business (solely with respect to governmental licenses, authorizations, permits (including all Regulatory Required Permits), consents and approvals, except where the failure to have such governmental licenses, authorizations, permits (including all Regulatory Required Permits), consents and approvals could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect) and (B) to (x) enter into, and perform its obligations under, this Amendment, the Facility Agreement (as amended hereby), the other Loan Documents, the ABL Amendment and the other

Exhibit 10.2

ABL Debt Documents (as amended by the ABL Amendment, as applicable), and (y) consummate the transactions contemplated under this Amendment, the Facility Agreement (as amended hereby), the other Loan Documents, the ABL Amendment and the other ABL Debt Documents (as amended by the ABL Amendment, as applicable), and (ii) is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, in each case of this clause (ii), where the failure to be so qualified, licensed or in good standing could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.
(b)    The execution, delivery and performance of this Amendment and the other Loan Documents (as amended hereby, as applicable), and the execution, delivery and performance of the ABL Amendment and the ABL Debt Documents (as amended by the ABL Amendment, as applicable), in each case, have been duly authorized by each Loan Party and no further consent or authorization is required by any Loan Party, any Loan Party’s board of directors (or other equivalent governing body) or the holders of any Loan Party’s Stock. Each of this Amendment and the ABL Amendment has been duly executed and delivered by each of the Loan Parties and each of this Amendment, the Facility Agreement (as amended hereby), the other Loan Documents, the ABL Amendment and the other ABL Debt Documents (as amended by the ABL Amendment, as applicable) constitutes a valid, legal and binding obligation of each Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Amendment, the Facility Agreement (as amended hereby), the other Loan Documents, the ABL Amendment and the ABL Debt Documents (as amended by the ABL Amendment, as applicable) by each Loan Party party hereto and the consummation of the transactions contemplated hereby and thereby will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to (i) the Loan Documents (as amended hereby, as applicable) and (ii) to the extent permitted by the Facility Agreement, the ABL Debt Documents (as amended by the ABL Amendment, as applicable)) upon any assets of any such Loan Party pursuant to, any agreement, document or instrument to which such Loan Party is a party or by which any Loan Party is bound or to which any of the assets or property of any Loan Party is subject, except, with respect to this clause (A), as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (B) result in any violation of or conflict with the provisions of the Organizational Documents, (C) result in the violation of any Applicable Law, (D) result in the violation of any judgment, order, rule, regulation or decree of any Governmental Authority, or (E) violate, conflict with or cause a breach or default under any agreement or instrument binding upon it, except, with respect to clauses (C) and (E) only, as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No consent, approval, Authorization or order of, or registration or filing with any Governmental Authority is required for (i) the execution, delivery and performance of this Amendment, the Facility Agreement (as amended hereby), the other Loan Documents and the ABL Amendment and the other ABL Debt Documents (as amended by the ABL Amendment, as applicable) and (ii) the consummation by any Loan Party of the transactions contemplated hereby and thereby.
(c)    No brokerage or finder’s fees or commissions are or will be payable by the Borrower or any of its affiliates or representatives to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Amendment, the other Loan Documents (as amended hereby, as applicable), the ABL Amendment or the other ABL Debt Documents (as amended by the ABL Amendment, as applicable). The Lenders and other Secured Parties shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 5(d) that may be due in connection with the transactions contemplated hereby.

Exhibit 10.2

(d)    The amendments and transactions contemplated hereby do not contravene, or require stockholder approval pursuant to, the rules and regulations of the Principal Market
(e)    Each of the representations and warranties of any of the Loan Parties set forth in the Facility Agreement (as amended hereby) and the other Loan Documents are true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).
(f)    No Default or Event of Default has occurred and is continuing (or would result after giving effect to the transactions contemplated by this Amendment, the Facility Agreement (as amended hereby), the ABL Amendment, the other ABL Debt Documents (as amended by the ABL Amendment, as applicable) and the Subject License).
(g)    No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated by this Amendment, the Facility Agreement (as amended hereby), the ABL Amendment or the other ABL Debt Documents (as amended by the ABL Amendment, as applicable) has been issued and remains in force by any Governmental Authority against any Loan Party or any Secured Party.
(h)    (i) Each of this Amendment and the ABL Amendment has been entered into without force or duress of the free will of each Loan Party, (ii) each Loan Party’s decision to enter into this Amendment and the ABL Amendment is a fully informed decision, and (iii) each Loan Party is aware of all legal and other ramifications of such decision.
(i)    In executing this Amendment and the ABL Amendment, no Loan Party is relying on any representations or warranties, either written or oral, express or implied, made to any Loan Party by any other party hereto or any Secured Party.
(j)    Attached hereto as Exhibit A is a true, correct and complete copy of the ABL Amendment, which has not been (and is not currently being contemplated as of the date hereof to be) amended, restated, supplemented, changed or otherwise modified in any manner.
(k)    None of this Amendment, the Subject License, the Settlement or the ABL Amendment constitutes or contains any material nonpublic information with respect to any of the Loan Parties, and none of the Loan Parties has any obligation to make, and none of them intends to make, any public disclosure (via a Form 8-K, press release, exhibit filing or otherwise) regarding this Amendment, the Subject License, the Settlement or any matters directly relating thereto, other than in periodic reports on 10-Q and 10-K. As of the date hereof, no Secured Party is in possession of any material nonpublic information received from the Borrower, any of the other Loan Parties or any of its or their Subsidiaries or Affiliates or any of its or their respective officers, directors, employees, attorneys, representatives or agents. Notwithstanding anything contained in any of the Loan Documents (including as amended hereby, as applicable) to the contrary and without any implication that the contrary would otherwise be true, the Loan Parties expressly acknowledge and agree that no Secured Party has any duty of trust or confidence with respect to, or duty not to trade in any securities on the basis of, this Amendment, the Subject License, the Settlement, the ABL Amendment or any information contained herein or therein or related hereto or thereto.
SECTION 6. Fees, Costs and Expense Reimbursement. In connection with the Agent and the Lenders party hereto agreeing to enter into this Amendment and provide the accommodations hereunder, the

Exhibit 10.2

Loan Parties agree to pay on the date of this Amendment all fees, costs and expenses (including attorneys’ fees) incurred by the Secured Parties in connection with this Amendment and any other Loan Document (including as amended hereby, as applicable) and the transactions contemplated hereby and thereby.
SECTION 7. Captions. Captions used in this Amendment are for convenience only and shall not modify or affect the interpretation or construction of this Amendment or any of its provisions.
SECTION 8. Counterparts. This Amendment may be executed in several counterparts, and by each party hereto on separate counterparts, each of which and any photocopies, facsimile copies and other electronic methods of transmission thereof shall be deemed an original, but all of which together shall constitute one and the same agreement.
SECTION 9. Severability. If any provision of this Amendment shall be invalid, illegal or unenforceable in any respect under any Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.
SECTION 10. Entire Agreement. The Facility Agreement, as amended hereby, together with all other Loan Documents, contains the entire understanding among the parties hereto with respect to the matters covered thereby and supersedes any and all other written and oral communications, negotiations, commitments and writings with respect thereto.
SECTION 11. Successors; Assigns. This Amendment shall be binding upon Borrower, the Loan Parties, the Lenders and Agent and their respective successors and permitted assigns, and shall inure to the benefit of Borrower, the Loan Parties, the Lenders, Agent and the other Secured Parties and the successors and assigns of the Lenders, Agent and the other Secured Parties. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents (including as amended hereby, as applicable). No Loan Party may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of Agent and each Lender, and any prohibited assignment or transfer shall be absolutely void ab initio.
SECTION 12. Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE. Section 6.4 of the Facility Agreement is incorporated herein, mutatis mutandis.
SECTION 13. Reaffirmation and Ratification; No Novation. Each Loan Party party hereto as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants Liens in its property or otherwise acts as accommodation party or guarantor, as the case may be pursuant to the Loan Documents (including as amended hereby, as applicable), hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Facility Agreement (including as amended hereby) and each other Loan Document to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted Liens or security interests in any of its property pursuant to any Loan Documents (including as amended hereby, as applicable) as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents (including as amended hereby, as applicable), ratifies and reaffirms such guarantee and grant (and the validity and enforceability thereof) of Liens and confirms and agrees and acknowledges that such Liens and security interests, and all Collateral heretofore

Exhibit 10.2

pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof. Each Loan Party party hereto hereby consents to this Amendment and acknowledges that the Facility Agreement (including as amended hereby) and each other Loan Document remains in full force and effect and is hereby ratified and reaffirmed. The execution and delivery of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, the Lenders or any other Secured Party, constitute a waiver of any provision of the Facility Agreement (including as amended hereby) or any other Loan Document or serve to effect a novation of the obligations (including the Obligations). For the avoidance of doubt, this Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Facility Agreement (including as amended hereby) and the other Loan Documents (including as amended hereby, as applicable) or an accord and satisfaction in regard thereto.
SECTION 14. Effect on Loan Documents.
(a)    The Facility Agreement (including as amended hereby), and each of the other Loan Documents, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except with respect to the modifications and amendments expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Agent or any Lender under the Facility Agreement or any other Loan Document. Except for the amendments to the Facility Agreement expressly set forth herein or contemplated hereby, the Facility Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The amendments, modifications and other agreements set forth herein or contemplated hereby are limited to the specified provisions of this Amendment (including the Facility Agreement (as amended hereby)) shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse future non-compliance with the Loan Documents (including as amended hereby, as applicable) nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further or other matter under the Loan Documents (including as amended hereby, as applicable) and shall not be construed as an indication that any waiver of covenants or any other provision of the Facility Agreement (including as amended hereby) will be agreed to, it being understood that the granting or denying of any waiver which may hereafter be requested by Borrower or any other Loan Party remains in the sole and absolute discretion of the Agent and the Lenders.
(b)    Upon and after the effectiveness of this Amendment, each reference in the Facility Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Facility Agreement, and each reference in the other Loan Documents to “the Facility Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Facility Agreement, shall mean and be a reference to the Facility Agreement as modified and amended hereby.
(c)    To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Facility Agreement after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Facility Agreement (as modified and amended hereby).
(d)    This Amendment (including the Facility Agreement as amended hereby) is a Loan Document.

Exhibit 10.2

SECTION 15. Guarantors’ Acknowledgment and Agreement. Although the Guarantors party hereto have been informed of the matters set forth herein and have agreed to the same, each such Guarantor understands, acknowledges and agrees that none of the Secured Parties has any obligations to inform such Guarantor of such matters in the future or to seek its acknowledgment or agreement to future amendments, restatements, supplements, changes, modifications, waivers or consents, and nothing herein shall create such a duty.
SECTION 16. Release.
(a)    As of the date of this Amendment, each Loan Party, for itself and on behalf of its successors, assigns, Subsidiaries and such Loan Party’s and its Subsidiaries’ officers, directors (and any equivalent governing body), employees, agents, representatives, advisors, consultants, accountants and attorneys, and any Person acting for or on behalf of, or claiming through it (collectively, the “Releasing Persons”), hereby waives, releases, remises and forever discharges each Secured Party, each of their respective Affiliates and successors in title, and past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals of the foregoing entities and all other Persons and entities to whom any Secured Party would be liable if such Persons were found to be liable to such Releasing Persons (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, amounts paid in settlement, debts, deficiencies, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Releasing Persons ever had from the beginning of the world until (and including) the date hereof, against any such Releasing Person which relates, directly or indirectly, to the Facility Agreement (including as amended hereby) or any other Loan Document, the Stock owned by any Releasee or to any acts or omissions of any such Releasee with respect to the Facility Agreement (including as amended hereby) or any other Loan Document or any Stock owned by any Releasee, or to the lender-borrower relationship evidenced by the Loan Documents (including as amended hereby, as applicable) or the Warrant/Stock holder or owner-issuer of Warrant/Stock holder issuer.
(b)    As to each and every Claim released hereunder, each Loan Party hereby agrees, represents and warrants that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”
As to each and every Claim released hereunder, each Loan Party also waives the benefit of each other similar provision of applicable federal, state or foreign law (including without limitation the laws of the State of New York), if any, pertaining to general releases after having been advised by legal counsel to such Loan Party with respect thereto.
(c)    Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this

Exhibit 10.2

Amendment shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above in this Section 16 may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(d)    Each Loan Party hereby agrees, represents, and warrants that (i) neither such Loan Party nor any other Releasing Person has voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the Claims released pursuant to this Section 16; (ii)(A) this Amendment has been entered into (1) without force or duress and (2) of the free will of each Loan Party, and (B) the decision of such undersigned to enter into this Amendment is a fully informed decision and such undersigned is aware of all legal and other ramifications of each such decision; and (iii) such Loan Party has (A) read and understands this Amendment (including the release granted in this Section 16 and the Facility Agreement (including as amended hereby)), (B) consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, (C) read this Amendment in full and final form, and (D) been advised by its counsel of its rights and obligations under this Amendment.
(e)    Each Loan Party, for itself and on behalf of each other Releasing Person, hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release in this Section 16. Each Loan Party further agrees that it shall not dispute the validity or enforceability of this Amendment or any of the other Loan Documents (as amended hereby, as applicable), or any of its obligations hereunder or thereunder, or the creation, validity, perfection, priority, enforceability or the extent of Agent’s security interest or Lien on any item of Collateral under the Facility Agreement (including as amended hereby) and the other Loan Documents or the providing of any “control” (within the meaning of Articles 8 and 9 under the applicable UCC) under any Control Agreement or any other Loan Document. If any Loan Party or any other Releasing Person breaches or otherwise violates the foregoing covenant and provisions, such Loan Party, for itself and its Releasing Persons, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees, expenses and costs and any other fees, expenses and costs incurred by such Releasee as a result of such breach or violation.
(f)    The provisions of this Section 16 shall survive the termination of this Amendment and the other Loan Documents (including as amended hereby, as applicable) and the payment in full of the Obligations.
[Signature Pages Follow]

Exhibit 10.2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the first day written above.

BORROWERS:

ENDOLOGIX, INC., a Delaware corporation

By: /s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer

OTHER LOAN PARTIES:
CVD/RMS ACQUISITION CORP., a Delaware corporation

By: /s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer

NELLIX, INC., a Delaware corporation

By: /s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer

TRIVASCULAR TECHNOLOGIES, INC., a Delaware corporation

By: /s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer

TRIVASCULAR, INC., a California corporation

By: /s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer

[Signature Page to Third Amendment to Amended and Restated Facility Agreement]

Exhibit 10.2

ENDOLOGIX CANADA, LLC, a Delaware limited liability company

By: /s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer

TRIVASCULAR SALES LLC, a Texas limited liability company

By: /s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer

RMS/ENDOLOGIX SIDEWAYS MERGER CORP., a Delaware corporation

By: /s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer

[Signature Page to Third Amendment to Amended and Restated Facility Agreement]

Exhibit 10.2

LENDERS:
DEERFIELD PARTNERS, L.P.

By: Deerfield Mgmt, L.P.
         General Partner

         By: J.E. Flynn Capital, LLC
   General Partner

   By: /s/ David J. Clark
         Name: David J. Clark
         Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By: Deerfield Mgmt III, L.P.
         General Partner

         By: J.E. Flynn Capital III, LLC
    General Partner

                   By: /s/ David J. Clark
           Name: David J. Clark
           Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By: Deerfield Mgmt IV, L.P.
        General Partner

        By: J.E. Flynn Capital IV, LLC
               General Partner

               By: /s/ David J. Clark
       Name: David J. Clark
                      Title: Authorized Signatory

AGENT:

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By: Deerfield Mgmt IV, L.P.
         General Partner

By: J.E. Flynn Capital IV, LLC
    General Partner

                   By: /s/ David J. Clark
           Name: David J. Clark
           Title: Authorized Signatory

[Signature Page to Third Amendment to Amended and Restated Facility Agreement]

Exhibit 10.2

SCHEDULE I
Subject License
[***]

Exhibit 10.2

EXHIBIT A
ABL Amendment